Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission by First Republic Bancorp, Inc. (the "Company") on the date hereof (the "Report"), I, Harry D. Madonna, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 15, 2004                            By:/s/ Harry D. Madonna
                                                   -----------------------
                                                   Harry D. Madonna
                                                   Chairman, President and
                                                   Chief Executive Officer




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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission by First Republic Bancorp, Inc. (the "Company") on the date hereof (the "Report"), I, Paul Frenkiel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 15, 2004                            By:/s/ Paul Frenkiel
                                                   -----------------------------
                                                   Paul Frenkiel,
                                                   Executive Vice President and
                                                   Chief Financial Officer

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